Exhibit (e)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	JCL/VJL APPLICATION
720 E. WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202	Page 1

JOINT LIFE PROTECTION INSURANCE APPLICATION	EF306883

☐ Companion policies	☐ Life & Disability Application	POLICY NUMBER	Plan Group Number
☐ LTC Application	☐ APB Option
☐ Exam (NM, PME, MD) in Home Office

FIRST INSURED (Younger) ON PAGES 1, 2, 3 AND 4, “INSURED” REFERS TO THE FIRST INSURED.

Has an application or informal inquiry ever been made to Northwestern Mutual Life for annuity, life,

long-term care, or disability insurance on the life of the Insured?   ☐  Yes     ☐  No    If yes, the last policy number is

1.	A.	☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. ☐ Other	B. ☐ MALE
☐ FEMALE
NAME:
(FIRST, MIDDLE INITIAL, LAST)

C.	BIRTHDATE: (MONTH, DAY, YEAR) ___________________________	D. STATE OF BIRTH (or Foreign Country): ___________________________	E. TAXPAYER IDENTIFICATION NUMBER: __________-______-____________

F.	PRIMARY RESIDENCE:	STREET OR PO BOX:

CITY, STATE, ZIP (Country if other than U.S.A.):

E-MAIL ADDRESS:

APPLICANT
2.	Select ONLY ONE: ☐ First Insured @ First Insured’s address ☐ Other (Complete A, B and C)
	A.	☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. ☐Other
		PERSONAL NAME:				☐ MALE ☐ FEMALE
(FIRST, MIDDLE INITIAL, LAST)
		RELATIONSHIP TO INSURED:	BIRTHDATE:
				MONTH	DAY	YEAR

OR		BUSINESS/TRUST NAME:

TYPE OF ORGANIZATION: ☐ Trust ☐ Corporation ☐ Partnership ☐ Other type of Business

AUTHORIZED COMPANY REP/TRUSTEE NAME:

	B.	TAXPAYER IDENTIFICATION NUMBER:

	C.	ADDRESS:	STREET OR PO BOX:

CITY, STATE, ZIP (Country if other than U.S.A.):
E-MAIL ADDRESS:
PREMIUM PAYER

3.	Select ONLY ONE: ☐ ISA (Omit A through D below)	OR	☐ First Insured (Complete D only) ☐ Applicant (Complete D only)	☐ Owner (Complete D only) ☐ Other (Complete A, B, C and D)

A.	☐ Mr. ☐ Mrs. ☐ Dr. ☐ Other

PERSONAL NAME: (FIRST, MIDDLE INITIAL, LAST)	☐ MALE ☐ FEMALE

BIRTHDATE:
	MONTH	DAY	YEAR

OR		BUSINESS/TRUST NAME:

	B.	TAXPAYER IDENTIFICATION NUMBER:	C. DAYTIME TELEPHONE NUMBER:

		_________________________________________	Area Code ( )_____________________

Send premium and other notices regarding this policy to:
D. ADDRESS: ☐ First Insured’s Address ☐ Applicant’s Address OR

STREET OR PO BOX:

CITY, STATE, ZIP (Country if other than U.S.A.):

E-MAIL ADDRESS:

90-1 JCL (0198) WISCONSIN	90-1934-71 (0105)

JCL/VJL APPLICATION

EF306883

OWNER CAUTION: A MINOR OWNER CANNOT EXERCISE POLICY RIGHTS.

4	.	Select ONLY ONE:	☐ First Insured (Complete C only)	☐ Applicant (Complete C only)
			☐ Other (Complete A, B and C)	☐ See attached supplement form

	A.	☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. ☐ Other
		PERSONAL NAME:				☐ MALE ☐ FEMALE
(FIRST, MIDDLE INITIAL, LAST)

		RELATIONSHIP TO INSURED:		BIRTHDATE:
					MONTH	DAY	YEAR
OR		BUSINESS/TRUST NAME:
RELATIONSHIP TO INSURED:

	B.	TAXPAYER IDENTIFICATION NUMBER:

	C.	ADDRESS: ☐ First Insured’s Address ☐ Applicant’s Address ☐ Premium Payer’s Address OR
STREET OR PO BOX:

CITY, STATE, ZIP (Country if other than U.S.A.):

E-MAIL ADDRESS:
5–7. (Reserved)
SPECIAL DATE (Complete this section only if a special policy date is being requested)

8.	A.	Prepaid:	☐ Short Term – Policy Date will coincide with ISA Payment Date (For monthly ISA only)
			☐ Short Term to:				☐ Backdate to
				MONTH	DAY	YEAR		MONTH	DAY	YEAR
	B.	Nonprepaid:	☐ Specified future date:				☐ Backdate to
				MONTH	DAY	YEAR		MONTH	DAY	YEAR
POLICY APPLIED FOR

9.	Joint Life Protection (See attached supplement)
10.	If an additional benefit cannot be approved, should the company issue a policy without the benefit?	☐ Yes	☐ No
11.	Shall the PREMIUM LOAN provision, if available, become operative according to its terms?	☐ Yes	☐ No
12. - 13. (Reserved)
14.	PREMIUM FREQUENCY: ☐ Annually ☐ Semiannually ☐ Quarterly

BENEFICIARY

15.	A.	DIRECT BENEFICIARY	First, Middle Initial, Last	Relationship to Insured

(1)
(2)
(3)
Business organization or trust

	B.	CONTINENT BENEFICIARY:	First, Middle Initial, Last	Relationship to Insured
(1)
(2)
(3)
Box (1) or (2) may be selected to include all of the children or brothers and sisters without naming them, or to add to the contingent beneficiaries named. Box (3) may be selected to provide for the children of a deceased contingent beneficiary; use only if contingent beneficiaries are named and/or Box (1) or (2) is checked. NOTE: The word “children” includes child and any legally adopted child.
☐ (1) and all (other) children of the Insured.
☐ (2) and all (other) brothers and sisters of the Insured born of the marriage of or legally adopted by and before the Insured’s death.

☐   (3) any amount that would have been paid to a deceased contingent beneficiary, if living, will be paid in one sum and in equal shares to the children of that contingent beneficiary who survive and receive payment.

	C.	FURTHER PAYEES	First, Middle Initial, Last	Relationship to Insured
(1)
(2)

	D.	☐ SEE ATTACHED SUPPLEMENT FORM (To be used in place of designations above.)

90-1 JCL (0198)

JCL/VJL APPLICATION

EF306883

16. (Reserved)

CONDITIONAL LIFE INSURANCE AGREEMENT

17. Has the premium for the policy applied for been given to the agent in exchange for the Conditional Life Insurance Agreement with the same number as this application?		☐ Yes ☐ No

INSURANCE HISTORY

18. Has the Insured ever had life, disability or health insurance declined, rated, modified, issued with an exclusion rider, cancelled, or not renewed? If yes, explain in REMARKS.		☐ Yes ☐ No

19. When was the Insured’s last examination or application for life, disability or accidental death insurance?
Month Year Company	OR	☐ NONE

20. Does the Insured have any other life insurance in force, pending or contemplated in other companies?		☐ Yes ☐ No
If yes, indicate Company Name, Individual (Ind) or Group (Grp) and identify the amount of In Force, Pending, or Contemplated.

Life Insurance Amounts

Company Name	Ind/Grp	In Force Amount	Pending Amount	Contemplated Amount	Accidental Death Amount

21. As a result of this purchase will the values or benefits of any other life insurance policy or annuity contract, on any life, be affected in any way?	☐ Yes ☐ No

NOTE TO AGENT: Values or benefits are affected if any question on the Definition of Replacement Supplement could be answered “yes”.

If “yes”, this transaction is a replacement of life insurance or annuity.

The agent must:

• submit required papers and sale materials and

• provide required disclosure notices to the applicant.

The applicant must answer the questions:

• on the Definition of Replacement Supplement and

• A, B, and C below.

Will this insurance:

A. replace Northwestern Mutual Life?	☐ Yes ☐ No

B. replace other Companies?	☐ Yes ☐ No

C. result in 1035 exchange?	☐ Yes ☐ No

22. (Reserved)

REMARKS

90-1 JCL (0198)

FIRST INSURED (First, Middle Initial, Last)	JCL/VJL APPLICATION Page 4

EF306883

PERSONAL HISTORY QUESTIONNAIRE – FIRST INSURED

23.	Insured’s Marital Status: ☐ Single, Widowed or Divorced ☐ Married

24.	a. Insured is a citizen of: ☐ U.S.A. ☐ other

If other: Type of Visa:                             Visa Number:

b.	How many years has the Insured resided in the U.S.A. immediately prior to completing this application? years

25.	Does the Insured regularly travel outside the U.S.A. or have plans to leave the U.S.A. for travel or residence? ☐ Yes ☐ No

If yes, explain in the chart below.

Destination (List all Cities and Countries)	Number of Trips		Duration of Each Trip (No. of Days)	Departure Date (Month/Year)	Purpose of Trip
	Last 12 Months	Next 12 Months

26.	a. What is the Insured’s occupation(s)?

What are the Insured’s duties?

b.	Employer’s Name:

        Address:

City, State, Zip Code:

c.	How long has the Insured been employed? years (If less than 2 years, explain in REMARKS)

Questions 27 through 30 are not required if the Insured is under age 16.

27. Is the Insured a member of, or does the Insured plan on joining any branch of, the Armed Forces or reserve military unit? If yes, complete the Military Section	☐ Yes	☐ No

28. Except as a passenger on a regularly scheduled flight, has the Insured flown within the past 2 years, or does the Insured have plans to fly in the future? If yes, complete the Aviation Section	☐ Yes	☐ No

29.    In the past 2 years, has the Insured participated in or does the Insured have plans to participate in: racing (automobile, snowmobile, motorcycle, boat or go-cart), underwater or sky diving, hang gliding, bungee jumping, mountain or rock climbing, or rodeos? If yes, complete the Avocation Section

	☐ Yes	☐ No

30 a. What is the Insured’s automobile driver’s license number? # State or, ☐ the Insured does not have a driver’s license.

b.      In the past 5 years, has the Insured been in a motor vehicle accident, has the Insured been charged with a moving violation of any motor vehicle law, or has the Insured’s driver’s license been restricted, suspended or revoked?

If yes, complete the chart below	☐ Yes	☐ No

Date	Type and Details (Speeding, Reckless Driving, Driving While Intoxicated, Etc.)	Action (Citation, Fine, Etc.)	Accident (Yes or No)

REMARKS

90-1 JCL (0198)

APPLICATION INFORMATION FOR SECOND INSURED	JCL/VJL APPLICATION
Page 5

EF306883

☐ Companion policies	☐ Life & Disability Application
☐ LTC Application	☐ APB Option	POLICY NUMBER
☐ Exam (NM, PME, MD) in Home Office		_____________

SECOND INSURED (Older) ON PAGES 5 and 6, “INSURED” REFERS TO THE SECOND INSURED.

Has an application or informal inquiry ever been made to Northwestern Mutual Life for annuity, life,

long-term care, or disability insurance on the life of the Insured? ☐ Yes ☐ No If yes, the last policy number is

1. A. ☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. ☐ Other	B. ☐ MALE
NAME:	☐ FEMALE
FIRST MIDDLE INITIAL LAST

C. BIRTHDATE: (MONTH, DAY, YEAR)	D. STATE OF BIRTH (or Foreign Country):	E. TAXPAYER IDENTIFICATION NUMBER:
_____________________________	_________________________________	____________________________________

F. PRIMARY RESIDENCE: ☐ First Insured’s Address OR

STREET OR PO BOX:

CITY, STATE, ZIP (Country if other than U.S.A.):

E-MAIL ADDRESS:

This address will be used for all of the Second Insured’s policies.

2.-9. (Reserved)

10. If an additional benefit cannot be approved should the Company issue the policy without the benefit?	☐ Yes ☐ No

11.-17. (Reserved)

INSURANCE HISTORY

18. Has the Insured ever had life, disability or health insurance declined, rated, modified, issued with an exclusion rider, cancelled, or not renewed? If yes, explain in REMARKS.		☐ Yes ☐ No

19. When was the Insured’s last examination or application for life, disability or accidental death insurance? Month Year Company	OR	☐ NONE

20. Does the Insured have any other life insurance in force, pending or contemplated in other companies?		☐ Yes ☐ No

If yes, indicate Company Name, Individual (Ind) or Group (Grp) and identify the amount of In Force, Pending, or Contemplated.

Life Insurance Amounts

Company Name	Ind/Grp	In Force Amount	Pending Amount	Contemplated Amount	Accidental Death Amount

21. As a result of this purchase will the values or benefits of any other life insurance policy or annuity contract, on any life, be affected in any way?	☐ Yes ☐ No

NOTE TO AGENT: Values or benefits are affected if any question on the

        Definition of Replacement Supplement could be answered “yes”.

If “yes”, this transaction is a replacement of life insurance or annuity.

The agent must:

•	submit required papers and sale materials and

•	provide required disclosure notices to the applicant.

The applicant must answer the questions:

•	on the Definition of Replacement Supplement and

•	A, B, and C below.

Will this insurance:

A. replace Northwestern Mutual Life?	☐ Yes ☐ No
B. replace other Companies?	☐ Yes ☐ No
C. result in 1035 exchange?	☐ Yes ☐ No

22.	(Reserved)

REMARKS

90-1 JCL (0198)

JCL/VJL APPLICATION
Page 6

EF306883

PERSONAL HISTORY QUESTIONNAIRE – SECOND INSURED

23.	Insured’s Marital Status: ☐ Single, Widowed or Divorced ☐ Married

24.	a. Insured is a citizen of: ☐ U.S.A. ☐ Other

    If other: Type of Visa:                             Visa Number:

b. How many years has the Insured resided in the U.S.A. immediately prior to completing this application?                          years

25.	Does the Insured regularly travel outside the U.S.A. or have plans to leave the U.S.A. for travel or residence? ☐ Yes ☐ No

If yes, explain in the chart below.

Destination (List all Cities and Countries)	Number of Trips		Duration of Each Trip (No. of Days)	Departure Date (Month/Year)	Purpose of Trip
	Last 12 Months	Next 12 Months

26.	a. What is the Insured’s occupation(s)?

    What are the Insured’s duties?

b. Employer’s Name:

   Address:

    City, State, Zip Code:

c. How long has the Insured been employed? years (If less than 2 years, explain in REMARKS)

Questions 27 through 30 are not required if the Insured is under age 16.

27. Is the Insured a member of, or does the Insured plan on joining any branch of, the Armed Forces or reserve military unit? If yes, complete the Military Section	☐ Yes	☐ No

28. Except as a passenger on a regularly scheduled flight, has the Insured flown within the past 2 years, or does the Insured have plans to fly in the future? If yes, complete the Aviation Section	☐ Yes	☐ No

29.    In the past 2 years, has the Insured participated in or does the Insured have plans to participate in: racing (automobile, snowmobile, motorcycle, boat or go-cart), underwater or sky diving, hang gliding, bungee jumping, mountain or rock climbing, or rodeos? If yes, complete the Avocation Section

	☐ Yes	☐ No

30. a. What is the Insured’s automobile driver’s license number? # State or, ☐ the Insured does not have a driver’s license.

    b.  In the past 5 years, has the Insured been in a motor vehicle accident, has the Insured been charged with a moving violation of any motor vehicle law, or has the Insured’s driver’s license been restricted, suspended or revoked? If yes, complete the chart below

	☐ Yes	☐ No

Date	Type and Details (Speeding, Reckless Driving, Driving While Intoxicated, Etc.)	Action (Citation, Fine, Etc.)	Accident (Yes or No)

REMARKS

90-1 JCL (0198)

JCL/VJL APPLICATION

EF306883

Each Insured consents to this application and attached supplements and declares that the answers and statements made on this application and attached supplements are correctly recorded, complete and true to the best of each Insured’s knowledge and belief. Answers and statements brought to the attention of the medical examiner or paramedical examiner are not considered information brought to the attention of the Company unless stated in the application. Statements in this application are representations and not warranties. It is agreed that

(1)	If the premium is not paid when the application is signed, no insurance will be in effect. The insurance will take effect at the time the policy is delivered and the premium is paid, if: both Insureds are living at that time; and the answers and statements in the application are then true to the best of each Insured’s knowledge and belief.

(2)	If the premium is paid when the application is taken, no insurance will be in effect except as provided in the Conditional Life Insurance Agreement with the same number as this application.

(3)	No agent is authorized to make or alter contracts or to waive any of the Company’s rights or requirements.

The Owner of the policy applied for herein certifies, under penalties of perjury, (1) that the Taxpayer Identification Number given for the Owner on the second page of this application is the Owner’s correct Taxpayer Identification Number (or the Owner is waiting for a number to be issued) and (2) the Owner is not subject to backup withholding either because the Owner has not been notified by the Internal Revenue Service (IRS) that the Owner is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified the Owner that the Owner is no longer subject to backup withholding, and (3) that the Owner is a U.S. person (includes U.S. citizen, resident alien, and others as defined by the IRS). (See Taxpayer Identification Number instructions.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

The signatures below apply to the application, the Policy Application Supplement and the certification of Taxpayer Identification Number.

è		è
	Signature of FIRST INSURED		Signature of SECOND INSURED

è		è
	Signature of APPLICANT		Signature of OWNER
(If other than Applicant, First or Second Insured)

	Signed by APPLICANT at CITY, COUNTY, STATE		Date signed by APPLICANT (MM/DD/YYYY)

è
Signature of LICENSED AGENT

90 JCL (0198) WISCONSIN

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	JCL/VJL APPLICATION
720 E. WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202	Page 8

FIRST INSURED NAME (First, Middle Initial, Last)	EF306883

SECOND INSURED NAME (First, Middle Initial, Last)

AGENT CERTIFICATE – LIFE INSURANCE

INSURED RELATIONSHIP TO AGENT (Select one.)

☐ Related to agent - Relationship	☐ Agent	☐ Not previously known

☐ Dependent of agent - Relationship	☐ Known more than 1 year

CONTRACT DATA

☐ Sex-Neutral ☐ Prepaid ☐ Non-Prepaid

FIRST INSURED:

Insurable Age: ____________ Anticipated Benefit: ☐ Waiver ☐ x 2 ☐ x 3

Anticipated Class - Indicate anticipated rating (circle choice):

Non-Tobacco:	Pmr	Pfd	Std+	1	2	3	4	5	6	7	8	9	Jl	Flat Extra	$	$

Occasional Tobacco:	Pmr	Pfd	Std+	1	2	3	4	5	6	7	8	9	Jl	Flat Extra	$	$

Tobacco:	Pmr	Pfd	Std+	1	2	3	4	5	6	7			Jl	Flat Extra	$	$

SECOND INSURED:

Insurable Age: ____________ Anticipated Benefit: ☐ Waiver ☐ x 2 ☐ x 3

Anticipated Class – Indicate anticipated rating (circle choice):

Non-Tobacco:	Pmr	Pfd	Std+	1	2	3	4	5	6	7	8	9	Jl	Flat Extra	$	$

Occasional Tobacco:	Pmr	Pfd	Std+	1	2	3	4	5	6	7	8	9	Jl	Flat Extra	$	$

Tobacco:	Pmr	Pfd	Std+	1	2	3	4	5	6	7			Jl	Flat Extra	$	$

PREMIUM CALCULATION (Complete this section and attach Sales Illustration.)

If ISA, indicate annual premium. If non-ISA, indicate total premium based on frequency (annually, semiannually, quarterly, single) identified in the Policy Applied For section of this application.

TOTAL PREMIUM	$

Short Term Premium	$

Backdate Interest	$

Is the premium submitted for short term only?	☐	Yes	☐ No

AMOUNT COLLECTED (Complete this section to assure understanding of intent.)

Total amount collected	$

Is the policy fee included?	☐ Yes	☐ No

Does amount collected cover only the policy on this form?	☐ Yes	☐ No

If no, provide details:__________________________________________________________________

PAYMENT METHOD (Complete if prepaid. ISA not available for VJL.)

☐ NEW ISA (ISA request form(s) must be attached)	☐ EXISTING ISA

ISA Payer Name	ISA #

MCB #	ISA Payer Name

Initial payment is paid by (select only one): ☐ Check/Cash ☐ EFT	Initial payment is paid by (select only one): ☐ Check/ Cash ☐ ISA Withdrawal

☐ NON-ISA – Initial payment paid by (select only one): ☐ Check/Cash ☐ Secured Note ☐ Unsecured Note

PERSONAL HISTORY INTERVIEW INFORMATION (Complete for all cases.)

Please remind your client that he/she may receive a phone call from the Home Office to conduct a Personal History Interview.
First Insured	Second Insured
Business Phone ( ) Home Phone ( )	Business Phone ( ) Home Phone ( )
Most convenient place to call First Insured: ☐ Home ☐ Office	Most convenient place to call Second Insured: ☐ Home ☐ Office
Home Office interviews are conducted 7am-8pm Central Time Zone Monday through Friday. Circle the best time block (in the correct time zone) to contact the proposed insureds.

First Insured:	Second Insured:

Time Zone	E	C	M	P	Time Zone	E	C	M	P
Morning	8 - 12	7 - 12	7 - 11	7 - 12	Morning	8 - 12	7 - 12	7 - 11	7 - 12
Afternoon	12 - 5	12 - 5	11 - 4	12 - 3	Afternoon	12 - 5	12 - 5	11 - 4	12 - 3
Evening	5 - 9	5 - 8	4 - 7	3 - 6	Evening	5 - 9	5 - 8	4 - 7	3 - 6

90-2180 JCL/VJL (0105)

JCL/VJL APPLICATION

EF306883

AGENTS CERTIFICATE – FIRST INSURED IN QUESTIONS 93 TO 99 BELOW, “INSURED” REFERS TO THE FIRST INSURED.

93.	To the best of your knowledge will the insurance applied for replace any life insurance or annuity contract in this Company or elsewhere?	☐ Yes	☐ No

95.	Was any portion of the application asked or answered in a language other than English?	☐ Yes	☐ No
If “Yes”:
What portion of the application was translated?
In what language was it translated?
Name of interpreter:
	Relationship of interpreter to Insured or Applicant:	☐ None

96.	COMPLETE FOR ALL AMOUNTS UNDER $2,000,001 (Earned Income = Income not available after death)
	A. Insured’s annual earned income from occupation	$
	B. If married, spouse’s annual earned income from occupation	$
	C. Other income (Investments, rents, etc.) Source:	$
	D. Is the Insured the subject of any pending lawsuits, judgments or liens?	☐ Yes	☐ No
If “Yes,” furnish details in REMARKS.
	E. Has the Insured undergone bankruptcy in the last 5 years?	☐ Yes	☐ No
If “Yes,” describe the cause of bankruptcy and date of discharge in REMARKS.

Complete Personal Life Insurance Supplement 90-8D for personal Insurance Of $2,000,001 or more (in force plus applied for).

Complete Business Life Insurance Supplement 90-8C for business Insurance of $500,001 or more (in force plus applied for).
CAREFUL COMPLETION IS ESSENTIAL FOR YOUR ANNUAL SALES INVENTORY

98.	Complete for obtaining inspection/medical reports.

Inspection Reports are routinely ordered on all life applications for amounts of $1,000,001 and over unless there has been an inspection report within 2 years. The Home Office may also order an inspection report on a discretionary basis regardless of amount.

	Have you reviewed the Fair Credit Reporting Act Notice and discussed the inspection report process with the Insured?	☐ Yes	☐ No
A. How long has the Insured resided at present address? Yrs
B. If the Insured has changed residence, business address, or employer, record all changes within the past 5 years:
(For rural areas give distance and direction from known reference point)
C. If the Insured’s name changed, give former name(s):

Careful completion is essential for your annual Sales Inventory.
99.	COMPLETE IF INSURED IS OVER AGE 17
	A. Insured’s Education		B. Number of Children	C. Age of Children, if any		D. Annual Premiums Excluding this application, what is the Insured’s approximate total annual cash outlay for insurance on his or her life in all companies? $ ☐ None
	☐ 1 High School or less ☐ 2 Some College	☐ 3 College Graduate ☐ 4 Graduate Degree	☐ None/Not Applicable Total Number of Children	☐ 1 All Under 3 ☐ 2 All Under 6 ☐ 3 All Under 12	☐ 4 All Under 18 ☐ 5 Some, or All 18 or over

100.	A. Source of Applicant	☐ 10 Agent’s Own Policyowner	☐ 13 Acquaintance	☐ 16 Lead Letter Reply	☐ 19 Family Member or Yourself
		☐ 11 Orphan Policyowner	☐ 14 Newcomer Service	☐ 17 Published Sources	☐ 29 Other (specify)
		☐ 12 Referred Lead	☐ 15 Cold Canvass	☐ 18 Walk In
B. Primary Purpose
Personal ☐ 10 Total Needs ☐ 11 Education ☐ 12 Income Replacement ☐ 13 Savings ☐ 17 Debt Coverage ☐ 19 Other
Business ☐ 20 Keyperson ☐ 21 Business Purchase ☐ 22 Debt Coverage
Executive Benefits-Business owner ☐ 24 Deferred Comp ☐ 26 SERP ☐ 27 Split Dollar ☐ 28 Death Benefit Only ☐ 29 Other
Executive Benefits-non-business owner ☐ 70 Split Dollar ☐ 71 Bonus ☐ 72 Deferred Compensation ☐ 73 SERP ☐ 74 Death Benefit Only ☐ 75 Other
Estate ☐ 37 Estate Liquidity ☐ 38 Charitable Gift ☐ 39 Other
	C. Basic Sales Presentation	☐ 10 PPA	☐ 15 Outside Software	☐ 26 Business Presentation	☐ 34 Competitive Reports
		☐ 11 BPA	☐ 21 Insurance & Savings Concepts	☐ 27 Executive Benefits	☐ 35 NML Print Materials
		☐ 13 Multiples of Salary	☐ 23 Life Presentation	☐ 33 Agent’s Own Materials	☐ 39 Other

REMARKS

PRODUCTION AND COMMISSION CREDITS

NUMBER OF AGENTS

AGENT NO.	AGENT’S FULL NAME (last name first)	% INTEREST	CONTRACT TYPE Primary or Secondary (P or S)	If Contract Type “S” enter secondary appointing agent number	G.A. OFFICE USE – GEOGRAPHICAL CODES
–––———		————	——	—————	Remarks:
–––———		————	——	—————
–––———		————	——	—————
–––———		————	——	—————
–––———		————	——	—————	Agent’s Telephone No.

GENERAL AGENT’S STAMP		DISTRICT OR DETACHED AGENT STAMP OR PRINT			( )
		HERE FOR DIRECT MAILING OR CORRESPONDENCE			AREA CODE
GENERAL AGENT’S CONTRACT NUMBER —————					Ext:

I certify that to the best of my knowledge I have presented to the Company all pertinent facts, have asked all questions and have completely and correctly recorded the Insureds’ answers in accordance with the instructions. I know nothing unfavorable about either Insured that is not stated in the application or accompanying letter.	I have given each Insured, and personal Applicant if other than the Insured, a copy of Notice of Insurance Information Practices, as required by the Fair Credit Reporting Act and state regulations.
This application and Medical History Questionnaires, if required, were signed by the Insureds and Applicant, if other than the Insureds, in my presence after all questions were answered and recorded.	Solicitor è
SIGNATURE OF LICENSED AGENT

90-2180 JCL/VJL (0105)

SECOND INSURED (First, Middle Initial, Last)	JCL/VJL APPLICATION
Page 10

EF306883

AGENTS CERTIFICATE – SECOND INSURED IN QUESTIONS 93 TO 99 BELOW, “INSURED” REFERS TO THE FIRST INSURED.

93.	To the best of your knowledge will the insurance applied for replace any life insurance or annuity contract in this Company or elsewhere?		☐ Yes	☐ No

95.	Was any portion of the application asked or answered in a language other than English?		☐ Yes	☐ No
If “Yes”:
	What portion of the application was translated? In what language was it translated? Name of interpreter: Relationship of interpreter to Insured or Applicant:	☐	None

96.	COMPLETE FOR ALL AMOUNTS UNDER $2,000,001 (Earned Income = Income not available after death)
	A. Insured’s annual earned income from occupation	$
	B. If married, spouse’s annual earned income from occupation	$
	C. Other income (Investments, rents, etc.) Source:	$
	D. Is the Insured the subject of any pending lawsuits, judgments or liens?		☐ Yes	☐ No
If “Yes,” furnish details in REMARKS.
	E. Has the Insured undergone bankruptcy in the last 5 years?		☐ Yes	☐ No
If “Yes,” describe the cause of bankruptcy and date of discharge in REMARKS.

Complete Personal Life Insurance Supplement 90-8D for personal insurance of $2,000,001 or more (in force plus applied for).

Complete Business Life Insurance Supplement 90-8C for business insurance of $500,001 or more (in force plus applied for).

CAREFUL COMPLETION IS ESSENTIAL FOR YOUR ANNUAL SALES INVENTORY

98.	Complete for obtaining inspection/medical reports.
Inspection Reports are routinely ordered on all life applications for amounts of $1,000,001 and over unless there has been an inspection report within 2 years. The Home Office may also order an inspection report on a discretionary basis regardless of amount.
	Have you reviewed the Fair Credit Reporting Act Notice and discussed the inspection report process with the Insured?		☐ Yes	☐ No
A. How long has the Insured resided at present address? Yrs
B. If the Insured has changed residence, business address, or employer, record all changes within the past 5 years:
(For rural areas give distance and direction from known reference point)
C. If the Insured’s name changed, give former name(s):

Careful completion is essential for your annual Sales Inventory.

99.	COMPLETE IF INSURED IS OVER AGE 17
	A. Insured’s Education		B. Number of Children	C. Age of Children, if any		D. Annual Premiums Excluding this application, what is the Insured’s approximate total annual cash outlay for insurance on his or her life in all companies? $ ☐ None
	☐ 1 High School or less ☐ 2 Some College	☐ 3 College Graduate ☐ 4 Graduate Degree	☐ None/Not Applicable Total Number of Children	☐ 1 All Under 3 ☐ 2 All Under 6 ☐ 3 All Under 12	☐ 4 All Under 18 ☐ 5 Some, or All 18 or over

100.	A. Source of Applicant	☐ 10 Agent’s Own Policyowner	☐ 13 Acquaintance	☐ 16 Lead Letter Reply	☐ 19 Family Member or Yourself
		☐ 11 Orphan Policyowner	☐ 14 Newcomer Service	☐ 17 Published Sources	☐ 29 Other (specify)
		☐ 12 Referred Lead	☐ 15 Cold Canvass	☐ 18 Walk In
B. Primary Purpose
Personal ☐ 10 Total Needs ☐ 11 Education ☐ 12 Income Replacement ☐ 13 Savings ☐ 17 Debt Coverage ☐ 19 Other
Business ☐ 20 Keyperson ☐ 21 Business Purchase ☐ 22 Debt Coverage
Executive Benefits-Business owner ☐ 24 Deferred Comp ☐ 26 SERP ☐ 27 Split Dollar ☐ 28 Death Benefit Only ☐ 29 Other
Executive Benefits-non-business owner ☐ 70 Split Dollar ☐ 71 Bonus ☐ 72 Deferred Compensation ☐ 73 SERP ☐ 74 Death Benefit Only ☐ 75 Other
Estate ☐ 37 Estate Liquidity ☐ 38 Charitable Gift ☐ 39 Other
	C. Basic Sales Presentation	☐ 10 PPA	☐ 15 Outside Software	☐ 26 Business Presentation	☐ 34 Competitive Reports
		☐ 11 BPA	☐ 21 Insurance & Savings Concepts	☐ 27 Executive Benefits	☐ 35 NML Print Materials
		☐ 13 Multiples of Salary	☐ 23 Life Presentation	☐ 33 Agent’s Own Materials	☐ 39 Other

REMARKS

90-2180 JCL/VJL (0105)

FIRST INSURED

INSURED’S AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I authorize The Northwestern Mutual Life Insurance Company, its agents, employees, reinsurers, insurance support organizations and their representatives to obtain information about me to evaluate this application and to verify information in this application. This information will include: (a) age; (b) medical history, condition and care; (c) physical and mental health; (d) occupation; (e) income and financial history; (f) foreign travel; (g) avocations; (h) driving record; (i) other personal characteristics; and (j) other insurance. This authorization extends to information on the use of alcohol, drugs and tobacco; the diagnosis or treatment of HIV (AIDS virus) infection and sexually transmitted diseases; and the diagnosis and treatment of mental illness. During the time this authorization is valid it extends to information required to determine eligibility for benefits under any policy issued as a result of this application.

I authorize any person, including any physician, health care professional, hospital, clinic, medical facility, government agency including the Veterans and Social Security Administrations, the MIB, Inc., employer, business associates, consumer reporting agency, banker, accountant, tax preparer, or other insurance company, to release information about me to The Northwestern Mutual Life Insurance Company or its representatives on receipt of this authorization. The Northwestern Mutual Life Insurance Company or its representatives may release this information about me to translators, to reinsurers, to the MIB, Inc., or to another insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as allowed by law or as I further authorize.

I have received a copy of the Medical Information Bureau and Fair Credit Reporting Act notices. I authorize The Northwestern Mutual Life Insurance Company to obtain an investigative consumer report on me.

☐ I request to be interviewed if an investigative consumer report is done.

This form is valid for 30 months from the date it is signed. A copy of this form is as valid as the original and will be provided on request.

___________________________________________	___________________________________________
Signed at CITY, COUNTY, STATE	Print name of FIRST INSURED

___________________________________________	è___________________________________________
Date signed (MM/DD/YYYY)	Signature of FIRST INSURED

SECOND INSURED

INSURED’S AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I authorize The Northwestern Mutual Life Insurance Company, its agents, employees, reinsurers, insurance support organizations and their representatives to obtain information about me to evaluate this application and to verify information in this application. This information will include: (a) age; (b) medical history, condition and care; (c) physical and mental health; (d) occupation; (e) income and financial history; (f) foreign travel; (g) avocations; (h) driving record; (i) other personal characteristics; and (j) other insurance. This authorization extends to information on the use of alcohol, drugs and tobacco; the diagnosis or treatment of HIV (AIDS virus) infection and sexually transmitted diseases; and the diagnosis and treatment of mental illness. During the time this authorization is valid it extends to information required to determine eligibility for benefits under any policy issued as a result of this application.

I authorize any person, including any physician, health care professional, hospital, clinic, medical facility, government agency including the Veterans and Social Security Administrations, the MIB, Inc., employer, business associates, consumer reporting agency, banker, accountant, tax preparer, or other insurance company, to release information about me to The Northwestern Mutual Life Insurance Company or its representatives on receipt of this authorization. The Northwestern Mutual Life Insurance Company or its representatives may release this information about me to translators, to reinsurers, to the MIB, Inc., or to another insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as allowed by law or as I further authorize.

I have received a copy of the Medical Information Bureau and Fair Credit Reporting Act notices. I authorize The Northwestern Mutual Life Insurance Company to obtain an investigative consumer report on me.

☐ I request to be interviewed if an investigative consumer report is done.

This form is valid for 30 months from the date it is signed. A copy of this form is as valid as the original and will be provided on request.

___________________________________________	___________________________________________
Signed at CITY, COUNTY, STATE	Print name of SECOND INSURED

___________________________________________	è___________________________________________
Date signed (MM/DD/YYYY)	Signature of SECOND INSURED

SEND THIS SIGNED FORM WITH APPLICATION

90-2182 JCL/VJL (0198)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 East Wisconsin Avenue, Milwaukee, Wl 53202

This Authorization complies with the HIPAA Privacy Rule

Authorization for Release of Health-Related Information

to The Northwestern Mutual Life Insurance Company

Name of Patient/Proposed Insured (please print)	Date of Birth (MM/DD/YYYY)

I authorize any health plan, physician, health care professional, hospital, clinic, laboratory, pharmacy, medical facility, or other health care provider that has provided payment, treatment or services to me or on my behalf within the past 10 years (“My Providers”) to disclose my entire medical record to The Northwestern Mutual Life Insurance Company (Northwestern Mutual) and its agents, employees, and representatives. This includes information on the diagnosis or treatment of Human Immunodeficiency Virus (HIV) infection and sexually transmitted diseases. This also includes information on the diagnosis and treatment of mental illness and the use of alcohol, drugs, and tobacco.

By signing below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this Authorization and I instruct My Providers to release and disclose my entire medical record without restriction.

This protected health information is to be disclosed under this Authorization so that Northwestern Mutual may: 1) underwrite my application for coverage, make eligibility, risk rating, policy issuance and enrollment determinations; 2) obtain reinsurance; 3) administer claims and determine or fulfill responsibility for coverage and provision of benefits; 4) administer coverage; and 5) conduct other legally permissible activities that relate to any coverage I have or have applied for with Northwestern Mutual.

This Authorization shall remain in force for 30 months following the date of my signature below, and a copy of this Authorization is as valid as the original. I understand that I have the right to revoke this Authorization in writing, at any time, by sending a written request for revocation to Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Vice President New Business. I understand that a revocation is not effective to the extent that any of My Providers has relied on this Authorization or to the extent that Northwestern Mutual has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that information disclosed to Northwestern Mutual pursuant to this Authorization is no longer covered by the HIPAA Privacy Rule, and that in the course of conducting its business, Northwestern Mutual may release information it has about me to affiliates, reinsurers, and any person performing business or legal service for Northwestern Mutual and as permitted or required by law.

I understand that if I alter, revoke, or refuse to sign this Authorization to release my entire medical record, Northwestern Mutual may not be able to process my application, or if coverage has been issued may not be able to make any benefit payments. I further understand that My Providers cannot condition treatment, payment, enrollment, or eligibility for benefits on whether I sign this Authorization. I acknowledge by my signature below, that I have a right to receive, and have in fact received, a copy of this Authorization.

Signature of Patient/Proposed Insured (or Parent or Guardian)	Date (MM/DD/YYYY)

Address of Parent or Guardian, if signing

Relationship to Patient/Proposed Insured

Some states’ rules concerning Authorizations change the terms and provisions above.

The terms and provisions on page two of this document are part of this Authorization and apply in the identified states.

SEND THIS ORIGINAL WITH APPLICATION

THE HOME OFFICE WILL ACCEPT A FAX TRANSMISSION OF THIS ORIGINAL, SIGNED DOCUMENT

17-1276 Life and Dl (0105)	(Page 1 of 2)

If you or your provider reside in a state requiring one or more changes to the provisions on page one of this form, then the identified provisions apply to your Authorization.

Arizona

With respect to Northwestern Mutual’s disclosure of HIV-related information only, this Authorization is valid for 180 days from the date it is signed.

California

This Authorization includes information on the diagnosis or treatment of AIDS and sexually transmitted diseases.

Kansas

This Authorization is valid for 12 months from the date it is signed.

Maine

This authorization excludes disclosure of the result of a test for HIV if the Insured has tested HIV positive but has not developed symptoms of the disease AIDS. Such test results shall not be discovered or published. Nothing in this caveat shall otherwise prohibit this Authorization from including other facts and information relative to the fact that the Insured has AIDS.

Minnesota

This Authorization is valid for 26 months from the date it is signed. The Authorization excludes the release of information about HBV (Hepatitis B Virus), HCV (Hepatitis C Virus), or HIV (Human Immunodeficiency Virus) tests which were administered (1) to a criminal offender or crime victim as a result of a crime that was reported to the police; (2) to a patient who received the services of emergency medical services personnel at a hospital or medical care facility; (3) to emergency medical personnel who were tested as a result of performing emergency medical services. The term “emergency medical personnel” includes individuals employed to provide pre-hospital emergency services; licensed police officers, firefighters, paramedics, emergency medical technicians, licensed nurses, rescue squad personnel, or other individuals who serve as volunteers of an ambulance service who provide emergency medical services; crime lab personnel, correctional guards, including security guards, at the Minnesota security hospital, who experience a significant exposure to an inmate who is transported to a facility for emergency medical care; and other persons who render emergency care or assistance at the scene of an emergency, or while an injured person is being transported to receive medical care and who would qualify for immunity under the Good Samaritan law.

New Jersey

This Authorization includes information on the diagnosis or treatment of AIDS and sexually transmitted diseases.

New Mexico

“Confidential abuse information” means information about acts of domestic abuse or abuse status, the work or home address or telephone number of a victim of domestic abuse or the status of an applicant or insured as a family member, employer or associate of a victim of domestic abuse or a person with whom an applicant or insured is known to have a direct, close personal, family or abuse-related counseling relationship. During the time this authorization is valid it extends to information required to determine eligibility for benefits under any policy issued as a result of this application. With respect to confidential abuse information, I may revoke this Authorization in writing, effective ten days after receipt by The Northwestern Mutual Life Insurance Company, but doing so may result in an application or claim being denied or may otherwise adversely affect a pending insurance action.

New York

This Authorization includes information on the diagnosis or treatment of AIDS, ARC, and sexually transmitted diseases.

Oklahoma

This Authorization is valid for 24 months from the date it is signed. We are required to inform you that the information you authorize for release may include records which may indicate the presence of communicable or venereal diseases, which may include, but are not limited to, diseases such as hepatitis, syphilis, gonorrhea and the human immunodeficiency virus, also known as Acquired Immune Deficiency Syndrome (AIDS).

Oregon

This Authorization is valid for 24 months (or 180 days for HIV related information) from the date it is signed.

Vermont

This Authorization is valid for 24 months from the date it is signed. It excludes the release of any information about previously administered tests for HIV antibodies, T-cell counts, AIDS or ARC. The proposed Insured IS NOT authorizing the Company to forward the results from any new test required by the Company to any outside, non-affiliated company or any entity not under specific contract to perform underwriting services.

The signature on page one of this Authorization acknowledges that the entire Authorization includes the applicable state variations as listed above.

SEND THIS ORIGINAL WITH APPLICATION

THE HOME OFFICE WILL ACCEPT A FAX TRANSMISSION OF THIS ORIGINAL, SIGNED DOCUMENT

17-1276 Life and Dl (0105)	(Page 2 of 2)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 East Wisconsin Avenue, Milwaukee, WI 53202

This Authorization complies with the HIPAA Privacy Rule

Authorization for Release of Health-Related Information

to The Northwestern Mutual Life Insurance Company

Name of Patient/Proposed Insured (please print)	Date of Birth (MM/DD/YYYY)

I authorize any health plan, physician, health care professional, hospital, clinic, laboratory, pharmacy, medical facility, or other health care provider that has provided payment, treatment or services to me or on my behalf within the past 10 years (“My Providers”) to disclose my entire medical record to The Northwestern Mutual Life Insurance Company (Northwestern Mutual) and its agents, employees, and representatives. This includes information on the diagnosis or treatment of Human Immunodeficiency Virus (HIV) infection and sexually transmitted diseases. This also includes information on the diagnosis and treatment of mental illness and the use of alcohol, drugs, and tobacco.

By signing below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this Authorization and I instruct My Providers to release and disclose my entire medical record without restriction.

This protected health information is to be disclosed under this Authorization so that Northwestern Mutual may: 1) underwrite my application for coverage, make eligibility, risk rating, policy issuance and enrollment determinations; 2) obtain reinsurance; 3) administer claims and determine or fulfill responsibility for coverage and provision of benefits; 4) administer coverage; and 5) conduct other legally permissible activities that relate to any coverage I have or have applied for with Northwestern Mutual.

This Authorization shall remain in force for 30 months following the date of my signature below, and a copy of this Authorization is as valid as the original. I understand that I have the right to revoke this Authorization in writing, at any time, by sending a written request for revocation to Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Vice President New Business. I understand that a revocation is not effective to the extent that any of My Providers has relied on this Authorization or to the extent that Northwestern Mutual has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that information disclosed to Northwestern Mutual pursuant to this Authorization is no longer covered by the HIPAA Privacy Rule, and that in the course of conducting its business, Northwestern Mutual may release information it has about me to affiliates, reinsurers, and any person performing business or legal service for Northwestern Mutual and as permitted or required by law.

I understand that if I alter, revoke, or refuse to sign this Authorization to release my entire medical record, Northwestern Mutual may not be able to process my application, or if coverage has been issued may not be able to make any benefit payments. I further understand that My Providers cannot condition treatment, payment, enrollment, or eligibility for benefits on whether I sign this Authorization. I acknowledge by my signature below, that I have a right to receive, and have in fact received, a copy of this Authorization.

Signature of Patient/Proposed Insured (or Parent or Guardian)	Date (MM/DD/YYYY)

Address of Parent or Guardian, if signing

Relationship to Patient/Proposed Insured

Some states’ rules concerning Authorizations change the terms and provisions above.

The terms and provisions on page two of this document are part of this Authorization and apply in the identified states.

GIVE THIS COPY TO THE PROPOSED INSURED

17-1276 Life and Dl (0105)	(Page 1 of 2)

If you or your provider reside in a state requiring one or more changes to the provisions on page one of this form, then the identified provisions apply to your Authorization.

Arizona

With respect to Northwestern Mutual’s disclosure of HIV-related information only, this Authorization is valid for 180 days from the date it is signed.

California

This Authorization includes information on the diagnosis or treatment of AIDS and sexually transmitted diseases.

Kansas

This Authorization is valid for 12 months from the date it is signed.

Maine

This authorization excludes disclosure of the result of a test for HIV if the Insured has tested HIV positive but has not developed symptoms of the disease AIDS. Such test results shall not be discovered or published. Nothing in this caveat shall otherwise prohibit this Authorization from including other facts and information relative to the fact that the Insured has AIDS.

Minnesota

This Authorization is valid for 26 months from the date it is signed. The Authorization excludes the release of information about HBV (Hepatitis B Virus), HCV (Hepatitis C Virus), or HIV (Human Immunodeficiency Virus) tests which were administered (1) to a criminal offender or crime victim as a result of a crime that was reported to the police; (2) to a patient who received the services of emergency medical services personnel at a hospital or medical care facility; (3) to emergency medical personnel who were tested as a result of performing emergency medical services. The term “emergency medical personnel” includes individuals employed to provide pre-hospital emergency services; licensed police officers, firefighters, paramedics, emergency medical technicians, licensed nurses, rescue squad personnel, or other individuals who serve as volunteers of an ambulance service who provide emergency medical services; crime lab personnel, correctional guards, including security guards, at the Minnesota security hospital, who experience a significant exposure to an inmate who is transported to a facility for emergency medical care; and other persons who render emergency care or assistance at the scene of an emergency, or while an injured person is being transported to receive medical care and who would qualify for immunity under the Good Samaritan law.

New Jersey

This Authorization includes information on the diagnosis or treatment of AIDS and sexually transmitted diseases.

New Mexico

“Confidential abuse information” means information about acts of domestic abuse or abuse status, the work or home address or telephone number of a victim of domestic abuse or the status of an applicant or insured as a family member, employer or associate of a victim of domestic abuse or a person with whom an applicant or insured is known to have a direct, close personal, family or abuse-related counseling relationship. During the time this authorization is valid it extends to information required to determine eligibility for benefits under any policy issued as a result of this application. With respect to confidential abuse information, I may revoke this Authorization in writing, effective ten days after receipt by The Northwestern Mutual Life Insurance Company, but doing so may result in an application or claim being denied or may otherwise adversely affect a pending insurance action.

New York

This Authorization includes information on the diagnosis or treatment of AIDS, ARC, and sexually transmitted diseases.

Oklahoma

This Authorization is valid for 24 months from the date it is signed. We are required to inform you that the information you authorize for release may include records which may indicate the presence of communicable or venereal diseases, which may include, but are not limited to, diseases such as hepatitis, syphilis, gonorrhea and the human immunodeficiency virus, also known as Acquired Immune Deficiency Syndrome (AIDS).

Oregon

This Authorization is valid for 24 months (or 180 days for HIV related information) from the date it is signed.

Vermont

This Authorization is valid for 24 months from the date it is signed. It excludes the release of any information about previously administered tests for HIV antibodies, T-cell counts, AIDS or ARC. The proposed Insured IS NOT authorizing the Company to forward the results from any new test required by the Company to any outside, non-affiliated company or any entity not under specific contract to perform underwriting services.

The signature on page one of this Authorization acknowledges that the entire Authorization includes the applicable state variations as listed above.

GIVE THIS COPY TO THE PROPOSED INSURED

17-1276 Life and Dl (0105)	(Page 2 of 2)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 E. WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202

NOTICE OF INSURANCE INFORMATION PRACTICES

To the Applicant and Insured:

Thank you for applying for insurance with The Northwestern Mutual Life Insurance Company. Some personal information was furnished by you in the application and we may get information from other sources. We may call you from our Home Office in Milwaukee to confirm or add to this information. The questions asked during the phone interview will be detailed so you may wish to have records about your income and health history at hand.

We need such information to see if you qualify for the insurance. When signed, the Authorization will allow us to obtain this information and to share it with others when necessary. No unnecessary disclosures will be made and all information will be treated as confidential by us and by our reinsurers. However, in some cases, information may have to be disclosed to others, such as your doctor or an insurance regulator, without your prior consent. A copy of the application is made a part of the policy which is issued and delivered to the policyowner.

You have the right to review and to correct this information. You or your authorized representative have the right to get copies of the signed authorization and any investigative consumer report which is done. If you want to know more about our practices and your rights, a full notice can be obtained from the Vice President of New Business, The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

Medical Information Bureau Notice

We or our reinsurers may make a brief report to the MIB, Inc. when you apply or submit a claim for life or health insurance. MIB, Inc. is a nonprofit organization of life insurance companies. It operates as an information exchange on behalf of its members. MIB, Inc. will give a member company information in its file when: (1) you apply or submit a claim to that company for life or health insurance; and (2) that company has your signed authorization.

MIB, Inc. will give you information from your file on receipt of a request from you. Under the provisions of the Fair Credit Reporting Act, you may question the accuracy of information in the file and seek a correction by contacting the MIB, Inc. at 866-692-6901 (TTY 866-346-3642). The address of MIB’s information office is P.O. Box 105, Essex Station, Boston, MA 02112.

Fair Credit Reporting Act Notice

We may request an investigative consumer report from a consumer reporting agency. These reports contain information about your character, general reputation, personal characteristics, health and mode of living, except as may be related directly or indirectly to your sexual orientation. The information may be obtained through interviews with you, your references, and others who know you. On request, we will disclose to you whether or not such a report was done and provide a more detailed description of the nature and scope of the report. We will give you the name and address of the consumer reporting firm so that you may request a copy of the report.

GIVE THIS NOTICE TO FIRST INSURED

90-2181 JCL/VJL (0205)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 E. WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202

NOTICE OF INSURANCE INFORMATION PRACTICES

To the Applicant and Insured:

Thank you for applying for insurance with The Northwestern Mutual Life Insurance Company. Some personal information was furnished by you in the application and we may get information from other sources. We may call you from our Home Office in Milwaukee to confirm or add to this information. The questions asked during the phone interview will be detailed so you may wish to have records about your income and health history at hand.

We need such information to see if you qualify for the insurance. When signed, the Authorization will allow us to obtain this information and to share it with others when necessary. No unnecessary disclosures will be made and all information will be treated as confidential by us and by our reinsurers. However, in some cases, information may have to be disclosed to others, such as your doctor or an insurance regulator, without your prior consent. A copy of the application is made a part of the policy which is issued and delivered to the policyowner.

You have the right to review and to correct this information. You or your authorized representative have the right to get copies of the signed authorization and any investigative consumer report which is done. If you want to know more about our practices and your rights, a full notice can be obtained from the Vice President of New Business, The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

Medical Information Bureau Notice

We or our reinsurers may make a brief report to the MIB, Inc. when you apply or submit a claim for life or health insurance. MIB, Inc. is a nonprofit organization of life insurance companies. It operates as an information exchange on behalf of its members. MIB, Inc. will give a member company information in its file when: (1) you apply or submit a claim to that company for life or health insurance; and (2) that company has your signed authorization.

MIB, Inc. will give you information from your file on receipt of a request from you. Under the provisions of the Fair Credit Reporting Act, you may question the accuracy of information in the file and seek a correction by contacting the MIB, Inc. at 866-692-6901 (TTY 866-346-3642). The address of MIB’s information office is P.O. Box 105, Essex Station, Boston, MA 02112.

Fair Credit Reporting Act Notice

We may request an investigative consumer report from a consumer reporting agency. These reports contain information about your character, general reputation, personal characteristics, health and mode of living, except as may be related directly or indirectly to your sexual orientation. The information may be obtained through interviews with you, your references, and others who know you. On request, we will disclose to you whether or not such a report was done and provide a more detailed description of the nature and scope of the report. We will give you the name and address of the consumer reporting firm so that you may request a copy of the report.

GIVE THIS NOTICE TO SECOND INSURED

90-2181 JCL/VJL (0205)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 E. WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202

INSTRUCTIONS FOR TAXPAYER IDENTIFICATION NUMBER INFORMATION

1.	Under federal income tax law you will be subject to a withholding tax of 28% imposed upon certain reportable payments, if any, and to certain penalties if you do not certify under penalties of perjury that the Taxpayer Identification Number which you have provided us is correct and that you are not subject to backup withholding due to notified payee underreporting. Generally speaking, for individuals, the Taxpayer Identification Number is the Social Security Number.

2.	If you don’t have a Taxpayer Identification Number, obtain Form SS-5, Application for a Social Security Number Card, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write “Applied for” in the space available for your Taxpayer Identification Number on the second page of this application. If we do not receive your Taxpayer Identification Number within 60 days, we are required to withhold 28% of all reportable payments, if any, thereafter made to you until we receive such a number from you.

3.	If the Internal Revenue Service has notified you that you are subject to backup withholding and you have not received notice from the Service that backup withholding has terminated, you should strike out the language above that you are not subject to backup withholding due to notified payee underreporting.

4.	If you are a foreign person (such as nonresident alien or foreign corporation), use the appropriate Form W-8. (See IRS Publication 515.)

For Variable Life Products only: Federal law requires Northwestern Mutual to obtain, verify, and record information that identifies each person who applies to own a life insurance contract. You may be asked to provide your name, address, date of birth, and other identifying information. We may also obtain information from your driver’s license (or other government-issued identification), and we may use other means, including third-party sources, to verify your identity.

GIVE THESE INSTRUCTIONS TO POLICYOWNER

90-2183 (0503)

FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY / JOINT LIFE PROTECTION POLICY

EF306883

RECEIPT FOR PAYMENT AND CONDITIONAL LIFE INSURANCE AGREEMENT

When the premium is paid at the time of application, complete this Agreement and give to the Applicant. No other Agreement will be recognized by the Company. If the premium is not paid—send this receipt with the application to the Home Office.

In order to be eligible for the Conditional Life Insurance Agreement when the application is for Flexible Premium Variable Joint Life Policy, the premium paid with the application must be at least the minimum initial premium as indicated on the Policy Application Supplement.

Proposed Insureds:
	NAME	NAME

Received of	the sum of $
(must be at least the minimum initial premium if applying for Flexible Premium Variable Joint Life Policy)

for the policy applied for in the application to THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 East Wisconsin Avenue, Milwaukee, WI 53202, with the same date and number as this receipt.

PLACE	DATE (MONTH/DAY/YEAR)	SIGNATURE OF LICENSED AGENT

All premium checks must be made payable to Northwestern Mutual Life.

Do not make check payable to the agent or leave the payee blank.

CONDITIONAL LIFE INSURANCE AGREEMENT

I.	Unacceptable Risks—No Insurance In Force. No insurance or additional benefits will be in force at any time under the terms of this Agreement unless both proposed Insureds are risks acceptable to Northwestern Mutual Life on the Underwriting Date according to its rules and standards.

II.	Acceptable Risks—Insurance In Force. Subject to the following limitations on the amount of insurance, the policy applied for will be in force as of the Underwriting Date if both proposed Insureds are risks acceptable to Northwestern Mutual Life on the Underwriting Date for the policy applied for.

The amount of insurance in force will be the lesser of

a)	the amount applied for as shown on the Policy Application Supplement; and

b)	$6,000,000.

If the application is for a Joint Life Protection policy, the “amount applied for” is the initial death benefit. If the application is for a Flexible Premium Variable Joint Life Insurance policy, the “amount applied for” is the Specified Amount.

The limit is reduced by the amount of any pending prepaid Northwestern Mutual Life Insurance application on the life of either proposed Insured.

III.	Underwriting Date—When Insurance Begins. If both proposed Insureds are acceptable risks, insurance begins on the Underwriting Date, which is the last to occur of the following dates:

A.	the date of the application (90-1 J.C.L); or

B.	the dates of the two medical or paramedical examinations or the Medical History Questionnaires (form 90-4), whichever are required.

IV.	Termination Date—Nonstandard Acceptable Risks. If the proposed Insureds are acceptable risks on a basis other than as applied for, insurance coverage will terminate on the date specified in a notice sent to the Applicant, unless the policy for which the proposed Insureds qualify is accepted and any additional premium is paid by that date.

V.	Premium Refund. If delivery of the policy is not accepted or if the insurance is not issued, any premium paid will be refunded. If the policy applied for is a Joint Life Protection Policy and the policy is issued at a lower premium than the premium paid, the excess will be refunded; if any additional benefit applied for is not issued, the premium for that benefit will be refunded.

NOT A “BINDER”—NO INSURANCE IF SECTION I APPLIES

NO AGENT MAY MODIFY THE TERMS OF THIS AGREEMENT

90-7 JCL/VJL (0105)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

INSURED NAME (First, Middle Initial, Last)

EF306883

AVIATION

	Flight Hours Last 12 Months		Flight Hours 1 to 2 Years Ago		Flight Hours 2 to 3 Years Ago		Flight Hours Estimate Next 12 Months
Types of Flying	Pilot/Crew M	Passenger	Pilot/Crew M	Passenger	Pilot/Crew M	Passenger	Pilot/Crew M	Passenger
Private or Recreational
Student in Training
Company-Owned
Military
Non-Scheduled & Chartered
Scheduled Airlines
Other, Specify

51. Have you ever piloted an aircraft or held a pilot’s license, medical certificate or student’s permit?	☐ Yes ☐ No

If yes, complete a through g.

a.	What type of license or certificate do you have?

☐ Flight Instructor ☐ ATR ☐ Student ☐ Private ☐ Commercial ☐ Recreational

b.	What ratings do you have?

☐ Instrument Flight ☐ Multi-engine/land ☐ Multi-engine/sea ☐ Other (specify)

c.	Enter class and date of latest FAA medical certificate: Class Date

d.	Is any of your flying outside of the U.S.A.? ☐ Yes ☐ No If yes, explain in Remarks.

e.	Have you ever been in an aircraft accident or been grounded, fined or reprimanded? ☐ Yes ☐ No If yes, explain in Remarks.

f.	Type of aircraft used: (Check and enter total lifetime hours flown for each one.)

☐ Single engine	Hrs.	☐ Home built	Hrs.	☐ Helicopter	Hrs.
☐ Ultralight	Hrs.	☐ Multi-engine	Hrs.	☐ Glider	Hrs.
☐ Balloon	Hrs.	☐ Crop dusting	Hrs.	☐ Other	Hrs.
or aerial application

g.	Date of last flight as pilot or crew member: Civilian Military

52.	Currently, what percentage of your total flying time is done in a multi-engine aircraft? %

53. If you do crop dusting or other aerial application, is the aircraft specifically built (not converted) for aerial application?	☐ Yes ☐ No

54.	(Do not complete for Disability Insurance) If your aviation activity (past, present or future) does not permit the insurance policy to be issued as applied for and without restrictions the policy should be issued:

Check one: ☐ At a higher premium ☐ With an Aviation Exclusion Rider (Complete and submit proper rider)

MILITARY

61. Have you had active service in the Armed Forces or the U.S. Public Health Service?	☐ Yes ☐ No

62. Do you have plans to enlist or volunteer for active duty in any branch of the Armed Forces?	☐ Yes ☐ No

If yes: State date Branch of service Length of service

63. Do you have plans to fly as a pilot or crew member or paratrooper in a military capacity?	☐ Yes ☐ No

If yes, complete Aviation Section.

64. Are you now a member of the Armed Forces or the U.S Public Health Service?	☐ Yes ☐ No

If yes, check one and fill out questions a through f.

☐ Regular Armed Forces	☐ Active-Reserves	☐ Coast Guard	☐ National Guard
☐ U.S Public Health Service	☐ Other

a.	Branch of Service: Rank or Grade:

b.	Military Occupational Specialty:

c. Have you been alerted, received orders for, or had any indication of an overseas assignment or active service?	☐ Yes ☐ No

If yes, explain in Remarks.

d. Do you expect to volunteer for additional active duty after your present period ends?	☐ Yes ☐ No

f. Expected date of separation: Month Year

REMARKS - AVIATION OR MILITARY

I declare that my answers and statements are correctly recorded, complete and true to the best of my knowledge and belief. Statements in this application are representations and not warranties.

	è		è
DATE (MM/DD/YYYY)		Signature of LICENSED AGENT		Signature of INSURED

90-5.(0194)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

INSURED NAME (First, Middle Initial, Last)

EF306883

AVOCATIONS

COMPLETE A THROUGH E AND THE SPECIFIC AREA FOR THE AVOCATION(S) IN WHICH YOU PARTICIPATE:

80.	a. To what clubs or associations do you belong?

b. What licenses, ratings and certificates do you hold or what training have you completed?

c. How many years have you participated?

d. Have you done any experimental forms of the activity? ☐ Yes ☐ No If yes, explain in Remarks.

e. Do you participate outside the local area (more than 200 miles)? ☐ Yes ☐ No If yes, explain in Remarks.

MOTORSPORTS RACING

81.	a. Type: ☐ Auto ☐ Motorcycle ☐ Snowmobile ☐ Boat ☐ Other

b. Name of sanctioning racing organization:

c. Maximum speed attained:

d. Average speed:

e. Racing Class and/or category:

f. Vehicle (or boat) make and model:

g. Have you ever had a racing accident? ☐ Yes ☐ No If yes, explain in Remarks.

h. Number of days spent racing: Last 12 Months 1 to 2 Years Ago Estimated Next 12 Months

UNDERWATER DIVING

82.	a. Equipment used: ☐ Scuba ☐ Other

b. Specific training type: ☐ Basic ☐ Open Water or Sport ☐ Advanced ☐ Other

c. Sponsored or provided by: (name organization)

d. Purpose: ☐ Recreation ☐ Rescue ☐ Salvage ☐ Ice Diving ☐ Cave ☐ Spear Fishing ☐ Other

Depth	Avg. Time (Mins) per Dive	Number of Dives Last 12 Months	Number of Dives 1 to 2 Years Ago	Number of Dives Estimate Next 12 Months
0-60 feet
61-100 feet
101-132 feet
Beyond 132 feet

SKY DIVING

83.	a. Total number of freefall jumps:

b. Do you dive over or near water? ☐ Yes ☐ No If yes, explain in Remarks.

c. Do you do relative work or base jumping? ☐ Yes ☐ No If yes, explain in Remarks.

d. Number of jumps: Last 12 Months 1 to 2 Years Ago Estimated Next 12 Months

MOUNTAIN OR ROCK CLIMBING

84.	a. Where do you climb:

(specify locations and routes)

b. Do you plan any expeditions in Alaska or anywhere outside the U.S.A.? ☐ Yes ☐ No If yes, explain in Remarks.

c. Grade of difficulty: (American Rating System or Equivalent, specify)

d. Time required: (days/hrs.)

e. Length in number of pitches:

f. Class of hardest pitch:

g. What equipment is used?

h. Number of climbs: Last 12 Months 1 to 2 Years Ago Estimated Next 12 Months

HANG GLIDING

85.	a. Type: ☐ Groundskimming ☐ Cliff or ridge soaring ☐ Cross country flight

b. Maximum height attained:

c. Number of hours spent gliding: Last 12 Months 1 to 2 Years Ago Estimated Next 12 Months

BUNGEE JUMPING

86.	a. Total number of bungee jumps: b. Height (ft.):

c. Jumps made from: ☐ Crane ☐ Bridge ☐ Tower ☐ Other

d. Number of bungee jumps: Last 12 Months 1 to 2 Years Ago Estimated Next 12 Months

REMARKS - AVOCATIONS

I declare that my answers and statements are correctly recorded, complete and true to the best of my knowledge and belief. Statements in this application are representations and not warranties.

	è		è
DATE (MM/DD/YYYY)		Signature of LICENSED AGENT		Signature of INSURED

90-6.(0194)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

EF306883

FIRST INSURED (First, Middle Initial, Last)

__________________________________________________________________________

SECOND INSURED (First, Middle Initial, Last)

__________________________________________________________________________

PERSONAL LIFE INSURANCE SUPPLEMENT

In general, when insurance companies are asked to underwrite insureds with large amounts of coverage, it is prudent and common industry practice, to require some detailed information concerning the financial position and income of the insureds. It has been found that this practice enhances policyowner value by improving claim experience. Just as with the medical information, the financial information is only reviewed by the few people in underwriting who need to see it for evaluation of the application and is kept in the strictest of confidence. Such information can be sent directly to the home office underwriter if that is preferred. The address is: New Business Department, The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

BALANCE SHEET

Date             /             /

                                                         MO         DAY     YR

ASSETS (at market value)

	First Insured	Second Insured
Cash and Equivalents	$__________	$__________
on Hand and in Banks	__________	__________
Marketable Securities	__________	__________
(Stocks, Bonds, etc.)	__________	__________
	__________	__________
Accounts or Notes Receivable	__________	__________
	__________	__________
	__________	__________
Personal Property	__________	__________
Personal Residence(s),	__________	__________
Vacation Properties and	__________	__________
Investment Real Estate (Itemize)	__________	__________
	__________	__________
Ownership Interest in Business(es)*	__________	__________
(Itemize)	__________	__________
Cash Value - Life Insurance	__________	__________
Other Assets	__________	__________
Total Assets	$__________	$__________

LIABILITIES AND NET WORTH
	First Insured	Second Insured
Note Payable	$__________	$__________
Accounts and Bills Due	__________	__________
Mortgage(s)	__________	__________
(Itemize)	__________	__________
	__________	__________
	__________	__________
	__________	__________
	__________	__________
Other Debts	__________	__________
(Itemize)	__________	__________
	__________	__________
	__________	__________
	__________	__________
Total Liabilities	__________	__________
Net Worth	__________	__________
Total Liabilities & Net Worth	$__________	$__________

*	Complete Financial Data Section on Business Insurance Supplement Form 90-8C if Ownership Interest in Business(es) is greater than 1/3 of the Net Worth.

I declare that the above information is correctly recorded, complete and true to the best of my knowledge and belief.

è		è		OR è
	Signature of FIRST INSURED		Signature of SECOND INSURED		ACCOUNTANT OR ATTORNEY who represents the Insureds

_____________________
	DATE (MM/DD/YYYY)				TITLE

90- JCL (0198)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

EF306883

FIRST INSURED (First, Middle Initial, Last)

___________________________________________________________________

SECOND INSURED (First, Middle Initial, Last)

___________________________________________________________________

BUSINESS LIFE INSURANCE SUPPLEMENT

In general, when insurance companies are asked to underwrite insureds with large amounts of coverage, it is prudent and common industry practice, to require some detailed information concerning the financial position and income of the insureds. It has been found that this practice enhances policyowner value by improving claim experience. Just as with the medical information, the financial information is only reviewed by the few people in underwriting who need to see it for evaluation of the application and is kept in the strictest of confidence. Such information can be sent directly to the home office underwriter if that is preferred. The address is: New Business Department, The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Type of Business: ☐ Manufacturer ☐ Retail ☐ Product or ☐ Service ☐ Distributor ☐ Other (Explain)

Form of Organization: ☐ Corporation ☐ Partnership ☐ Individual Proprietor ☐ S Corp. ☐ LLC

Name and Address of Business:

(NAME) (ADDRESS)

(CITY) (STATE) (ZIP) (TELEPHONE)

Name and telephone number of company representative to be contacted regarding financial information ________________________________________________________________

When and Where Incorporated or Established: Year ___________ State ___________

First Insured’s annual earned income from this business $___________ Second Insured’s annual income from this business $___________

Purpose(s) and amount(s) of insurance:

☐ Fund business buy/sell agreement $___________ $_________________ Does a buy/sell agreement exist? ☐ Yes ☐ No
(INSURANCE) (VALUE OF BUSINESS)

☐ Keyperson $___________
(INSURANCE)

If the amount exceeds 5 times the Insured’s annual earned income from this business, please explain the amount relative to potential lost profits, debt or other circumstances.

Has this business or any of its owners undergone receivership, bankruptcy, or loan defaults in the last five years? ☐ Yes ☐ No
(IF YES, FURNISH FULL DETAILS INCLUDING DATE OF DISCHARGE FROM RECEIVERSHIP OR BANKRUPTCY.)

FINANCIAL DATA: Complete the following or attach complete financial statements. Complete financial statements are required for amounts $2,000,001 or more.

BALANCE SHEET	As of ______ MO/DAY/YR	INCOME STATEMENT	Current Year Estimate _____through____	Previous 1 Year Ended______ MO/DAY/YR	Two Years Ago Ended______ MO/DAY/YR
Current Assets		Net Sales
Fixed Assets		Cost of Sales
Other Assets		Operating Expenses
TOTAL ASSETS		Other Expenses
Current Liabilities		Interest Expense
Long-Term Liabilities		Taxes
Other Liabilities		Net Income
TOTAL LIABILITIES
OWNERS’ EQUITY

Enter below in the indicated column, the names, and ownership interests of each owner.

NAME	TITLE	PERCENT OF OWNERSHIP

I declare that the above information is correctly recorded, complete and true to the best of my knowledge and belief.

è		è		OR è
	Signature of FIRST INSURED		Signature of SECOND INSURED		ACCOUNTANT OR ATTORNEY who represents the Insureds

_____________________
	DATE (MM/DD/YYYY)				TITLE

90-1 JCL (0198)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 E. WISCONSIN AVENUE, MILWAUKEE, WI 53202

INSURED NAME (First, Middle Initial, Last)	EF306883

DEFINITION OF REPLACEMENT SUPPLEMENT

This form will help determine if the insurance or annuity that was applied for is replacing other existing or pending life insurance or an annuity. The agent should ask the questions and explain items that are not understood.

As part of the purchase or change of life insurance or an annuity, has existing or pending life insurance or an annuity, on or owned by any person, been or will it be:

1) Lapsed, surrendered, partially surrendered or forfeited; or assigned to the replacing insurer (includes a §1035 Exchange); or returned under a “free look”; or terminated in any way?	☐ Yes	☐ No

2)      Changed or lapsed to paid-up insurance; or
lapsed to extended term insurance or other form of nonforfeiture benefit; or
reduced in value by the use of nonforfeiture benefits, dividend or other cash values?

	☐ Yes	☐ No

3) Reduced in amount; or changed so that the period of time life insurance or annuity will be in force will be reduced?	☐ Yes	☐ No

4) Reissued or changed with a release of cash value? (This includes any surrender of dividend additions or withdrawal of dividend accumulations.)	☐ Yes	☐ No

5) Assigned as collateral for a loan; or subject to borrowing or withdrawal of any portion of the loan value?	☐ Yes	☐ No

6) Kept in force but with premium payments stopped or reduced in amount?	☐ Yes	☐ No

7) Directly rolled over or transferred from a tax qualified plan; or a §1035 Exchange?	☐ Yes	☐ No

List all life insurance policies or annuity contracts which will or may be replaced on page 2.

To the applicant, annuitant or proposed insured: There are many issues to consider before you decide to engage in a replacement. A replacement may involve the complete termination of an existing policy or contract. It may involve changes to the benefits and values. To decide if any replacement is in your best interests, you need to make a careful comparison of existing policy benefits and values and the proposed benefits and values.

By signing below, I confirm that I understand that a replacement has occurred. I have discussed the issues with my agent. I have decided it is in my best interests to proceed with the replacement.

è
	Signature of APPLICANT	DATE (MM/DD/YYYY)

è
	Signature of FIRST INSURED OR ANNUITANT (if other than Applicant)	DATE (MM/DD/YYYY)

è
	Signature of LICENSED AGENT	DATE (MM/DD/YYYY)

(Use page 2 to list all life insurance and/or annuities which will be or may be replaced)

90-1967 (0198)	JCL-FIRST INSURED (page 1 of 2)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 E. WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202

LIST OF ALL LIFE INSURANCE POLICIES AND ANNUITY CONTRACTS

THAT WILL OR MAY BE REPLACED

Life Insurance

COMPANY NAME	POLICY NUMBER	INDIVIDUAL OR GROUP	INSURANCE PLAN	DEATH BENEFIT AMOUNT

Annuities

COMPANY NAME	CONTRACT NUMBER	INDIVIDUAL OR GROUP	CONTRACT VALUE

90-1967 (0198)	(page 2 of 2)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 E. WISCONSIN AVENUE, MILWAUKEE, Wl 53202

INSURED NAME (First, Middle Initial, Last)	EF306883

DEFINITION OF REPLACEMENT SUPPLEMENT

This form will help determine if the insurance or annuity that was applied for is replacing other existing or pending life insurance or an annuity. The agent should ask the questions and explain items that are not understood.

As part of the purchase or change of life insurance or an annuity, has existing or pending life insurance or an annuity, on or owned by any person, been or will it be:

1)	Lapsed, surrendered, partially surrendered or forfeited; or assigned to the replacing insurer (includes a §1035 Exchange); or returned under a “free look”; or terminated in any way? .	☐ Yes	☐ No

2)	Changed or lapsed to paid-up insurance; or lapsed to extended term insurance or other form of nonforfeiture benefit; or reduced in value by the use of nonforfeiture benefits, dividend or other cash values?	☐ Yes	☐ No

3)	Reduced in amount; or changed so that the period of time life insurance or annuity will be in force will be reduced?	☐ Yes	☐ No

4)	Reissued or changed with a release of cash value? (This includes any surrender of dividend additions or withdrawal of dividend accumulations.)	☐ Yes	☐ No

5)	Assigned as collateral for a loan; or subject to borrowing or withdrawal of any portion of the loan value?	☐ Yes	☐ No

6)	Kept in force but with premium payments stopped or reduced in amount?	☐ Yes	☐ No

7)	Directly rolled over or transferred from a tax qualified plan; or a §1035 Exchange?	☐ Yes	☐ No

List all life insurance policies or annuity contracts which will or may be replaced on page 2.

To the applicant, annuitant or proposed insured: There are many issues to consider before you decide to engage in a replacement. A replacement may involve the complete termination of an existing policy or contract. It may involve changes to the benefits and values. To decide if any replacement is in your best interests, you need to make a careful comparison of existing policy benefits and values and the proposed benefits and values.

By signing below, I confirm that I understand that a replacement has occurred. I have discussed the issues with my agent. I have decided it is in my best interests to proceed with the replacement.

è
	Signature of APPLICANT	DATE (MM/DD/YYYY)
è
	Signature of SECOND INSURED OR ANNUITANT (if other than Applicant)	DATE (MM/DD/YYYY)
è
	Signature of LICENSED AGENT	DATE (MM/DD/YYYY)

(Use page 2 to list all life Insurance and/or annuities which will be or may be replaced)

90-1967 (0198)	JCL-SECOND INSURED (page 1 of 2)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 E. WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202

LIST OF ALL LIFE INSURANCE POLICIES AND ANNUITY CONTRACTS

THAT WILL OR MAY BE REPLACED

Life Insurance

COMPANY NAME	POLICY NUMBER	INDIVIDUAL OR GROUP	INSURANCE PLAN	DEATH BENEFIT AMOUNT

Annuities

COMPANY NAME	CONTRACT NUMBER	INDIVIDUAL OR GROUP	CONTRACT VALUE

90-1967 (0198)	(page 2 of 2)

OWNER IDENTITY VERIFICATION

One form must be completed for each natural person owner, except for an owner who is (1) the insured, and (2) undergoing a paramedical exam, medical exam, Executive Physical, and/or a blood profile and urine specimen.

Note: Failure to review identity documents in person could result in processing delays and/or decline of application.

Have you previously completed an Owner Identity Verification (OIV) form or the Customer Identity Verification section of the NMIS New Account form for this owner?

☐	No or Unknown. Complete the remainder of this form.

☐	Yes: Provide the existing policy/contract number for which the OIV form was previously completed or the

NMIS Account number for which the Customer Identity Verification section was completed. If this number is provided, then the remainder of this form does not need to be completed.

If the number cannot be provided, complete the remainder of this form.

The following notice must be read by or to the owner. “Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies to own a variable product. You will be asked to provide your name, address, date of birth, and other information. We will also obtain information from your driver’s license (or other government-issued identification) and we may use other means, including third party sources, to verify your identity.”

U.S. Government identification presented:

☐	State Driver’s License ☐ Passport ☐ State ID Card ☐ Permanent Residence Card (Green Card)
☐	Other: ☐Owner has no form of U.S. Government identification

State/country of issuance:                                                           Identification number:

Date of issuance - if none, so state: (MM/DD/YY)                      Expiration date - if none, so state: (MM/DD/YY)

☐	Yes ☐ No Did you meet in person with this individual when you collected the identity information provided above?

☐	Yes ☐ No If yes, does the photograph on the identification match this person’s appearance?

☐ No photo on ID

Manner of identification provided: ☐ Original     ☐ Copy     ☐ Obtained via Phone     ☐ Other:

Name on the identification if it does not match name on application:

Owner’s residence address if different than address on application (or Variable Life Owner Information form):

Number and Street	Apartment or Unit Number	City, State and Zip Code

I certify that the above notice was provided to the owner and that the information from the identification presented is correctly recorded, complete and true to the best of my knowledge.

Registered Representative’s Signature	Date (MM/DD/YY)

Insured:	Mr. Client
Page 3C
Policy Number:
For Home Office Use Only

POLICY APPLICATION SUPPLEMENT FOR

FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

INSURANCE PAYABLE ON SECOND DEATH

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

INSUREDS:XXXXXXXXXXXXXXXXXXXXXXXX and XXXXXXXXXXXXXXXXXXXXXXXXXXX

POLICY:

Specified Amount:	$5,000,000
Death Benefit Option:	Specified Amount (Option A)
Definition of Life Insurance Test:	Guideline Premium/Cash Value Corridor Test
Minimum Initial Premium:	$23,225.00
Guideline Premium Maximum:	$1,193,567

Reminder Premium:	$25,000
Reminder Frequency:	Annual

For Home Office Use Only

Underwriting Amount: $4,973,957
Illustrated Cumulative Premiums:
Years 1 - 5: $135,000	Years 1 - 15: $510,000
Years 1 - 10: $260,000	Years 1 - 20: $385,000

First Insured: 55, M, Select
Second Insured: 55, F, Select

NY

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx Illustration No. WI1730-NHBLN-104550 1 of 4

90-1 VJL. Supp. (1003)

ALLOCATION OF NET PREMIUMS

This section should be completed for all policies. This allocation will apply to all net premiums and loan repayments.

If dollar cost averaging is desired, complete this section and the monthly dollar cost averaging section.

For the purposes of dollar cost averaging, only allocations to the Money Market are utilized.

•	Use whole percentages only.

Money Market	__________	%
Aggressive Growth Stock	__________	%
Balanced	__________	%
Large Cap Core Stock	__________	%
Growth Stock	__________	%
High Yield Bond	__________	%
Index 500 Stock	__________	%
Franklin Templeton Intl Equity	__________	%
Select Bond	__________	%
Index 400 Stock	__________	%
Small Cap Growth Stock	__________	%
Russell Multi-Style Equity	__________	%
Russell Aggressive Equity	__________	%
Russell Non-US	__________	%
Russell Real Estate Securities	__________	%
Russell Core Bond	__________	%
Asset Allocation	__________	%
International Growth Stock	__________	%
T. Rowe Price Small Cap Value	__________	%
Capital Guardian Domestic Equity	__________	%
AllianceBernstein Mid Cap Value	__________	%
Janus Capital Appreciation	__________	%
T. Rowe Price Equity Income	__________	%
Fidelity VIP Mid Cap Portfolio	__________	%

Total	100%

MONTHLY DOLLAR COST AVERAGING

Complete this section only if monthly dollar cost averaging is desired. Dollar cost averaging does not ensure a gain or protect against a loss in a declining market. Transfers occur on the monthly processing date and do not count toward the twelve free transfers per policy year. There is no charge for dollar cost averaging. Choose one of the following options and indicate the desired allocation of transfers below:

☐	Option One: Transfer funds from the Money Market Division in monthly installments such that by the end of the policy year the balance is zero.

☐	Option Two: Transfer the following amount from the Money Market Division each month until the balance is zero: $_________________.

•	Use whole percentages only.

Aggressive Growth Stock	__________	%
Balanced	__________	%
Large Cap Core Stock	__________	%
Growth Stock	__________	%
High Yield Bond	__________	%
Index 500 Stock	__________	%
Franklin Templeton Intl Equity	__________	%
Select Bond	__________	%
Index 400 Stock	__________	%
Small Cap Growth Stock	__________	%
Russell Multi-Style Equity	__________	%
Russell Aggressive Equity	__________	%
Russell Non-US	__________	%
Russell Real Estate Securities	__________	%
Russell Core Bond	__________	%
Asset Allocation	__________	%
International Growth Stock	__________	%
T. Rowe Price Small Cap Value	__________	%
Capital Guardian Domestic Equity	__________	%
AllianceBernstein Mid Cap Value	__________	%
Janus Capital Appreciation	__________	%
T. Rowe Price Equity Income	__________	%
Fidelity VIP Mid Cap Portfolio	__________	%

Total	100%

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

90-1 VJL. Supp. (1003)	Illustration No. WI1730-NHBLN-104550
2 of 4

SUITABILITY

Northwestern Mutual Life is required to make the following inquiries for purposes of determining the suitability of this sale. All responses will be kept confidential.

1.	In addition to providing a benefit upon death, what is the purpose for this variable life insurance purchase? (check all that apply)

☐ Choice and control in allocation of net premium and cash value

☐ Diversification within overall life insurance program

☐ Potential for higher rate of return than would be available with a traditional policy

☐ Other (specify)

2.	By whom will the purchase be funded?

3.	Applicant’s Experience with the following:

☐ No investment experience

	None	Up to 5 Yrs	5 Yrs or More
Mutual Funds	___	___	___
Stocks	___	___	___
Bonds	___	___	___
Annuities	___	___	___
Variable Life	___	___	___
Insurance	___	___	___

Approximate value of existing investments $

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

90-1 VJL. Supp. (1003)	Illustration No. WI1730-NHBLN-104550
3 of 4

Variable Life Policy Suitability Information

To enable Northwestern Mutual to complete its review of the suitability of this product, and in accordance with the requirements of the National Association of Securities Dealers, Inc. (NASD), the following information must be provided about the variable life policy being applied for. Only one Variable Life Policy Suitability Information page should be completed per variable life policy being applied for with this application.

1.	What is the owner(s’) time horizon for attaining the investment goals for this purchase? (Select One)

☐	Less than eight years

☐	Eight–fourteen years

☐	More than fourteen years

2.	What is the owner(s’) investment risk tolerance for this policy? (Select One)

☐ Conservative	☐ Moderately Conservative

☐ Moderate	☐ Aggressive

☐ Moderately Aggressive

3.	What is the most important investment objective for this policy? (Select One)

☐ Liquidity	☐ Income

☐ Growth	☐ Tax – Deferral

4.	What is the owner(s’) investment experience?

            No investment experience

	None	Up to 5 Yrs	5 Yrs or More
Mutual Funds	___	___	___
Stocks	___	___	___
Bonds	___	___	___
Annuities	___	___	___
Variable Life	___	___	___
Insurance	___	___	___

Approximate value of all existing investments: $

5.	What is the source of funds being used for this purchase? (Check all that apply)

☐ Current income/savings	☐ Mutual Fund redemption

☐ Other Life insurance policies	☐ Sale of other securities

☐ Annuity contract

☐ None of the above

____________________________________________________________________________________________________________
(Provide Details)

Replacement

A replacement may not be in the customer’s best interest. There may be a new incontestability period and suicide clause associated with the new variable life insurance policy. There may be new fees, extended surrender charge periods, and a change in insurability. There may be tax consequences associated with the replacement that are best discussed with a tax professional.

The following questions must be answered if the policy applied for is a replacement:

6.	What is the primary reason(s) for the replacement? (Check all that apply)

☐	Better underwriting class on new policy and/or reconsideration not permitted or reconsideration opportunity not as favorable on existing policy

☐ New policy is replacing existing term insurance

☐ Replaced coverage will lapse

☐ Policy benefits or features more favorable or not available with existing coverage

☐ Increased death benefits

☐ More favorable illustrated values

☐ Other

(Provide details)

7.	Is the policy being replaced subject to a surrender charge? ☐ Yes ☐ No

If ‘Yes’, how much? $

Insured:	XXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXX
Variable Life Customer Record Page 3A
Policy Number: For Home Office Use Only

Variable Life Owner Information

The Securities and Exchange Commission requires us to collect the following information for each natural person owner of the variable life policy applied for. A natural person is defined as an individual human being. Excluded from the definition are corporations, partnerships, companies and other business or non-profit entities.

The information below must be provided for each natural person owner of this Variable Life policy being applied for. The owner, as identified on the application, is expected to provide the required information.

Number of natural person owners:

Owner Information

Telephone Number:	( )

Annual Income:	$

Estimated Income	☐ 0 – 15%
Tax Rate:	☐ 16 – 27%
☐ 28% – and above

Net Worth minus
Primary residence:	$

Liquid Net Worth:	$

Number of Dependents:	_______________

Employment status (select one):	☐ Employed - Occupation:

☐ Retired

☐ Unemployed

Insured:	XXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXX
Variable Life Customer Record
Page 3B
Policy Number:
For Home Office Use Only

I understand that any illustrations of death benefits and cash values I have been shown demonstrate how the policy operates under a given set of assumptions and are not estimates or guarantees of future results. Actual Experience will be different than assumed. The assumptions incorporated in an illustration include, but are not limited to, the following: premium payment amounts and frequencies, investment returns, expense charges, cost of insurance charges, loans, and withdrawals. If investment experience and/or dividends are less than illustrated a greater number of premiums may have to be paid in cash than what was shown on any sales document, including illustrations that assume a zero cash outlay in some years.

I UNDERSTAND THAT THE DEATH BENEFIT AND THE CASH VALUE OF THE FLEXIBLE PREMIUM VARIABLE JOINT LIFE POLICY APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT. THERE ARE NO GUARANTEED MINIMUM CASH VALUES OR DEATH BENEFITS. THERE IS A SURRENDER CHARGE DURING THE FIRST TEN YEARS.

I acknowledge receipt of a current prospectus and any supplements for Variable Joint Life

Prospectus dated:

        Date of Prospectus (Mo/Day/Yr)

Signature of Applicant	Date(Mo/Day/Yr)

Based on the information furnished by the Applicant in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the applicant. I further certify that a current prospectus was delivered and that no written sales materials other than those furnished by the Home Office were used.

Signature of Licensed Agent	Signature of General Agent
(Registered Representative)

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx Illustration No. WI1730-NHBLN-104550 4 of 4

90-1 VJL. Supp. (1003)

This page NY only

Definition of Life Insurance Disclosure

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

To receive the tax advantages of life insurance under the Internal Revenue Code (I.R.C.), including tax deferral of income, I.R.C. section 7702 requires that all life insurance policies must qualify under either the Cash Value Accumulation Test (CVAT) or the Guideline Premium Test (GPT).

The Northwestern Mutual Policy for which you are applying allows you to elect at issue the qualifying test under the I.R.C. that will be applied to your policy. The choice of qualifying test may not be changed after issue. Here are some guidelines for determining which of the two tests best accomplishes your goals.

The CVAT generally permits more premium to be paid into a policy during its initial years than the GPT. This means that cash values can accumulate more quickly under the CVAT. On the other hand, the CVAT requires that you maintain a higher level of death benefit in relation to cash value than the GPT. This higher level of death benefit can eventually result in a lower cash value than under the GPT. The GPT limits the amount of premiums paid into a policy but requires smaller increases in the death benefit as the cash value grows. You should consider the CVAT if you wish to maximize premium payments and cash value accumulation over a short period. You should consider the GPT if you wish to maximize cash value accumulation in relation to death benefit protection.

Because the selection of the appropriate test depends on many factors, such as the amount of death benefit you want, the amount of premium you plan to pay and whether you intend to make loans or withdrawals, and because the test cannot be changed once the policy is issued, you should consult your tax advisor before making this election. Your Northwestern Mutual agent can provide more information about the policy to help you select the test that best suits your needs. You may also request from your agent an illustration of hypothetical policy values under both I.R.C. tests to help you make a decision.

I understand the above disclosure regarding the different tests under the I.R.C. section 7702.

Signature of Applicant(s)	Date

90-1 VUL. DISC. (400)

New Business Submission Checklist

☐	All VJL application input will occur in the New Business Department of the Home Office.

☐	Prepaid applications require submission of a check equal to or greater than the Minimum Initial Premium. A check equal to or greater than the Minimum Initial Premium must accompany each prepaid VJL application.
*ISA and GA Escrow deposit cannot be used for this product.

☐	A complete, signed and dated VJL Application Supplement must be submitted with each VJL application.
*Each VJL Application Supplement must be signed by the Applicant, Licensed Agent(Registered Representative), and General Agent.

☐	All 1035 Tax Free Exchanges must be submitted on a non-prepaid basis.

Replacement Requirements

(if applicable)

☐	Submit Replacement Disclosure Form

☐	Submit Definition of Replacement Form

☐	Submit Sales Materials in AL, AZ, CO, FL, HI, IN, KS, MS, MT, NJ, NY, RI, WV, and OK

____	Submit complete VJL Illustration

Contact the Replacement Compliance Division

with any questions regarding the replacement process.

EF306883

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

720 East Wisconsin Avenue, Milwaukee, Wl

CERTIFICATION THAT BASIC ILLUSTRATION WILL BE DELIVERED

ON OR PRIOR TO POLICY DELIVERY

Illustration Certification Form

INSURED (PRINT)

Applicant:

I acknowledge that no illustration conforming to each policy applied for was available for me to review and sign. I understand that an illustration conforming to each policy exactly as issued will be provided to the Policyowner no later than at the time each policy is delivered.

è
	Signature of APPLICANT	DATE (MM/DD/YYYY)

Agent for the Company:

I acknowledge that no illustration conforming to each policy applied for was provided to the Applicant. Either the Company or I will provide the Policyowner an illustration conforming to each policy exactly as issued no later than at the time each policy is delivered.

è
	Signature of LICENSED AGENT	DATE (MM/DD/YYYY)

AGENT’S NAME (PRINT)

STREET ADDRESS		CITY

STATE	ZIP CODE	TELEPHONE ( )

POLICY #:

This signed and dated form must be submitted with the application if a Basic Illustration conforming to the policy applied for was not available. Both the applicant and agent must sign and date the Illustration Certification form.

THE HOME OFFICE WILL ACCEPT A FAX TRANSMISSION OF THIS ORIGINAL, SIGNED DOCUMENT.

17__14 (0197)